UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 15, 2007

EQUIFAX INC.

(Exact name of registrant as specified in Charter)

Georgia	001-06605	58-0401110
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

1550 Peachtree Street, N.W.
Atlanta, Georgia	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (404) 885-8000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐               Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: Equifax Inc. (the “Company”) completed its acquisition of TALX Corporation (“TALX”) on May 15, 2007. This Amendment No. 1 amends the Current Report on Form 8-K of the Company dated May 15, 2007 to provide the financial statement information required by Item 9.01 of Form 8-K which was excluded from the initial filing in reliance on Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K.

Item 9.01.       Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The audited consolidated financial statements of TALX, including its consolidated balance sheets as of March 31, 2007 and 2006, the consolidated statements of earnings, shareholders’ equity and comprehensive income and cash flows for each of the three fiscal years in the period ended March 31, 2007, and the related notes and report of independent registered public accounting firm related thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b)          Pro Forma Financial Information

Equifax Inc. and TALX unaudited pro forma condensed combined financial information, comprised of a pro forma condensed combined balance sheet as of March 31, 2007 and pro forma condensed combined statements of income for the three month period ended March 31, 2007 and the twelve month period ended December 31, 2006, and the related notes are filed as Exhibit 99.3 to this Current Report on Form 8-K/A.

(d)          Exhibits.

2.1

Agreement and Plan of Merger dated February 14, 2007, among Equifax Inc., TALX Corporation and Chipper Corporation (incorporated by reference to Exhibit 2.1 to Equifax’s Form 8-K filed February 15, 2007).

10.1*

Amendment No. 1 dated May 11, 2007, and Amendment No. 2 dated May 15, 2007, to the Restated and Amended Credit Agreement dated as of July 24, 2006 among Equifax Inc., Equifax PLC, the Lenders named therein and SunTrust Bank as Administrative Agent.

23.1	Consent of Independent Registered Public Accounting Firm (KPMG LLP).
99.1*	Press release of Equifax Inc. dated May 15, 2007.
99.2	TALX Corporation and subsidiaries consolidated financial statements for the fiscal years ended March 31, 2007, 2006 and 2005.
99.3

Equifax Inc. pro forma condensed combined financial information (unaudited) as of March 31, 2007 and for the three-month period ended March 31, 2007 and the twelve month period ended December 31, 2006.

*                    Previously filed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Equifax Inc.
	By:	/s/ LEE ADREAN
	Name:	Lee Adrean
	Title:	Corporate Vice President and Chief Financial Officer
Date: June 22, 2007

Exhibit Index

The following exhibits are being filed with this report:

Exhibit No.	Description
2.1

Agreement and Plan of Merger dated February 14, 2007, among Equifax Inc., TALX Corporation and Chipper Corporation (incorporated by reference to Exhibit 2.1 to Equifax’s Form 8-K filed February 15, 2007).

10.1*

Amendment No. 1 dated May 11, 2007, and Amendment No. 2 dated May 15, 2007, to the Restated and Amended Credit Agreement dated as of July 24, 2006 among Equifax Inc., Equifax PLC, the Lenders named therein and SunTrust Bank as Administrative Agent.

23.1	Consent of Independent Registered Public Accounting Firm (KPMG LLP).
99.1*	Press release of Equifax Inc. dated May 15, 2007.
99.2	TALX Corporation and subsidiaries consolidated financial statements for the fiscal years ended March 31, 2007, 2006 and 2005.
99.3

Equifax Inc. pro forma condensed combined financial information (unaudited) as of March 31, 2007 and for the three-month period ended March 31, 2007 and the twelve month period ended December 31, 2006.

*                    Previously filed.